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                                                                    EXHIBIT 99.5


                            FORM OF IRREVOCABLE PROXY

        Reference is made to the Common Stock and Warrant Purchase Agreement (the "Agreement") dated as of November 27, 2001, by and between Proxim, Inc., a Delaware corporation (the "Company"), and __________. Capitalized terms not defined herein shall have the respective meanings ascribed thereto in the Agreement.

        The undersigned, a Purchaser pursuant to the Agreement, has acquired shares of the Company's Common Stock and a Warrant to acquire shares of Common Stock in the amounts set forth on Exhibit A to the Agreement. In connection with such purchase, and for good and valuable consideration, the undersigned hereby irrevocably (to the fullest extent permitted by law), and in accordance with the terms hereof, appoints the directors on the Board of Directors of the Company, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to any and all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, within the meaning of the Exchange Act, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof, that constitute, as of the record date set for determination of holders entitled to vote at any meeting or taking of action by written consent of the stockholders of the Company, greater than two percent (2%) of the outstanding capital stock of the Company entitled to vote as of such record date (such shares in excess of 2%, the "Proxy Shares"). Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Proxy Shares are hereby revoked, and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Proxy Shares.

        This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest, and is granted pursuant to and in consideration of the Company and the undersigned entering into the Agreement, provided, however, that upon a transfer (whether by sale, pledge, hypothecation or otherwise) of any Proxy Shares by the undersigned, this Proxy will terminate and, upon such transfer, the transferee of such Proxy Shares will have all of the voting rights to which a holder of Common Stock would otherwise be entitled.

        The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, to act as the undersigned's attorney and proxy to vote the Proxy Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Proxy Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting. The attorneys and proxies shall vote the Proxy Shares in the same manner and proportion as the majority of shares voted by all other stockholders of the Company.


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        With respect to any shares of the Company's capital stock held by the undersigned that do not constitute Proxy Shares as defined herein, the undersigned may vote such shares at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting.

Dated:  November 27, 2001



                                    [PURCHASER]

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------


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